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Exhibit 10.11

CONFORMED COPY

UNITED STATES TRADEMARK ASSIGNMENT

        This United States Trademark Assignment agreement (the "Assignment") is entered into this 16th day of March, 2004, between TCBY Enterprises, Inc., a Delaware corporation having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400 Salt Lake City, Utah 84121 ("Assignor"), and its wholly-owned subsidiary, TCBY Systems, LLC, a Delaware limited liability company having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121 ("Assignee").

        A.    Assignor is the owner of the United States trademarks and service marks set forth on the attached Schedule A, all common rights relating thereto, and all registrations and applications relating thereto (the "Marks"); and

        B.    Assignor has agreed to assign the Marks and the goodwill of the business attendant thereto, if any, and the parties wish to memorialize the transfer of the Marks and goodwill of the business associated therewith to Assignee.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is herby acknowledged, the parties hereto agree as follows:

        1.     Assignment. Assignor does hereby sell, assign, transfer, and set over unto said Assignee, its entire right, title and interest in, to and under said Marks, together with the entire goodwill of the business in connection with which said Marks are used, and in and to all income, royalties, damages and payments now or thereafter due or payable with respect thereto in and to all causes of action (either at law or in equity) and the right to sue, counterclaim, and recover for past, present and future infringement of the rights assigned or to be assigned under this Assignment.

        2.     Assumption. In consideration of the assignment set forth above, Assignee hereby agrees to assume all liabilities and obligations of the Assignor arising out of or related to the Marks, including without limitation, any such liabilities and obligations that arise from periods prior to the date of this Assignment.

        3.     Further Assurances. Assignor hereby agrees to execute all papers and to perform such other proper acts as Assignee or its successors or assigns may deem reasonably necessary to secure to Assignee or to its successors or assigns, the rights transferred hereby, including without limitation, any documents necessary to record this Assignment with the United States Patent and Trademark Office and any other federal and state agency.

        4.     Miscellaneous.

          (a)   Governing Law. This Assignment shall be governed by the laws of the State of Utah (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

          (b)   Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute a single instrument.

          (c)   Descriptive Headings. Descriptive headings of the Sections of this Assignment are inserted for convenience only and shall not affect the meaning of this Assignment.

        IN WITNESS WHEREOF, the parties have caused this Assignment to be executed below, on the date indicated, by a duly authorized officer thereof.

TCBY ENTERPRISES, INC.
By:	/s/ SANDRA BUFFA
Name:	Sandra Buffa
Title:	Sr. Vice President
TCBY SYSTEMS, LLC
By:	/s/ MICHAEL WARD
Name:	Michael Ward
Title:	Sr. Vice President

SCHEDULE A

TRADEMARKS

U.S. Registrations
TCBY Enterprises, Inc.

No.	Trademark	Country	Registration Number	Registration Date
1	ALL THE PLEASURE. NONE OF THE GUILT.	United States	1,341,281	Jun-11-1985
2	ALL THE PLEASURE. NONE OF THE GUILT.	United States	1,341,713	Jun-11-1985
3	DESIGN ONLY*	United States	1,819,286	Feb-01-1994
4	CAPPUCCINO CHILLER (Stylized Letters)	United States	2,142,775	Mar-10-1998
5	GREAT TASTE. NO WAIST.	United States	1,414,577	Oct-21-1986
6	KIDDIE PRESCRIPTION	United States	1,460,412	Oct-06-1987
7	MIKE & MATTIE'S*	United States	2,228,869	Mar-02-1999
8	MOO	United States	1,793,248	Sep-14-1993
9	NOBODY TREATS ME LIKE TCBY	United States	1,542,036	May-30-1989
10	NOBODY TREATS YOU LIKE TCBY	United States	1,534,756	Apr-11-1989
11	ORCHARD BLEND SMOOTHIES	United States	2,175,157	Jul-21-1998
12	ORCHARD BLEND SMOOTHIES (Stylized Letters)	United States	2,175,158	Jul-21-1998
13	PAWS-A-THON	United States	1,496,141	Jul-12-1988
14	SENSIBLE TEMPTATIONS	United States	1,776,095	Jun-08-1993
15	SHIVER	United States	2,163,218	Jun-09-1998
16	SHIVER	United States	2,163,219	Jun-09-1998
17	SOMETHING SPECIAL FOR EVERYONE! (Stylized Letters)	United States	2,571,873	May-21-2002
18	SUMMER COOLERS	United States	1,773,793	May-25-1993
19	SUMMER COOLERS	United States	1,426,719	Jan-27-1987
20	SUNDETTE	United States	1,757,078	Mar-09-1993
21	SUNDETTES	United States	1,726,014	Oct-20-1992
22	SUPERFRESH (& Design)*	United States	2,084,632	Jul-29-1997
23	TCBY	United States	1,901,091	Jun-20-1995
24	TCBY	United States	2,066,904	Jun-03-1997
25	TCBY*	United States	2,066,903	Jun-03-1997
26	TCBY	United States	1,463,784	Nov-03-1987
27	TCBY	United States	1,415,353	Oct-28-1986
28	TCBY*	United States	1,849,396	Aug-09-1994
29	"TCBY" (& Design)	United States	2,382,569	Sep-05-2000
30	TCBY*	United States	1,806,816	Nov-23-1993
31	"TCBY" (& Design)*	United States	1,805,601	Nov-16-1993
32	TCBY (& Cone Design)	United States	1,550,397	Aug-01-1989
33	TCBY FRUITHEAD SMOOTHIES (& Design)	United States	2,799,165	Dec-23-2003
34	TCBY SHIVER	United States	1,562,438	Oct-24-1989
35	TCBY TREATS	United States	2,145,364	Mar-17-1998
36	TCBY TREATS*	United States	2,145,363	Mar-17-1998
37	TCBY TREATS	United States	2,054,972	Apr-22-1997
38	"TCBY" TREATS (Stylized Letters)	United States	2,145,359	Mar-17-1998
39	"TCBY" TREATS (Stylized Letters)*	United States	2,145,360	Mar-17-1998
40	"TCBY" TREATS (Stylized Letters)	United States	2,145,362	Mar-17-1998
41	"TCBY" TREATS (Stylized Letters)*	United States	2,145,361	Mar-17-1998
42	"TCBY" TREATS (Stylized Letters)	United States	2,052,883	Apr-15-1997
43	"TCBY" TREATS (Stylized Letters)	United States	2,222,442	Feb-09-1999
44	"TCBY" THE COUNTRY'S BEST YOGURT	United States	1,415,194	Oct-28-1986
45	"TCBY" THE COUNTRY'S BEST YOGURT (Stylized Letters)	United States	1,367,174	Oct-22-1985
46	TCBY YOGURT	United States	1,338,536	May-28-1985
47	THE COUNTRY'S BEST YOGURT	United States	1,672,857	Jan-21-1992
48	WINTER WARMERS	United States	1,408,813	Sep-09-1986
49	YOG-A-BAR	United States	1,614,096	Sep-18-1990
50	YOGWICH	United States	1,567,404	Nov-21-1989
51	YOGWICH (& Design)	United States	1,281,824	Jun-12-1984
52	JUICE WORKS (& Design)	United States	2,313,424	Feb-01-2000
53	JUICE WORKS	United States	1,978,917	Jun-04-1996
54	JUICE WORKS (& Design)*	United States	2,089,726	Aug-19-1997
55	JUICE WORKS (& Design)*	United States	2,165,598	Jun-16-1998
56	JUICE WORKS SQUEEZING & PLEASING (& Design)*	United States	2,133,019	Jan-27-1998
57	JUICE WORKS (& Design)	United States	2,169,323	Jun-30-1998

TRADEMARKS

U.S. Applications
TCBY Enterprises, Inc.

No.	Trademark	Country	Application Number	Application Date
1	GOURMET SOFT	United States	78/240,227	Apr-21-2003
2	SUB ZERO ISLAND	United States	78/226,393	Mar-17-2003
3	TCBY MOO MALT (& Design)	United States	78/208,552	Jan-29-2003

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  Exhibit 10.11
UNITED STATES TRADEMARK ASSIGNMENT